UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

Affinia Group Intermediate Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-128166-10	34-2022081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1101 Technology Drive, Suite 100 Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)

(734) 827-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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SEC 873 (03-05)

Item 4.01 Changes in Registrant's Certifying Accountant.

On September 29, 2005, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") was dismissed as the independent registered public accounting firm for Affinia Group Intermediate Holdings Inc. (the "Company") effective immediately. We intend to engage a new independent registered public accounting firm for the year ending December 31, 2005.

The decision to change independent registered public accounting firms was approved by the Audit Committee of the Board of Directors of the Company.

The reports of PricewaterhouseCoopers on the financial statements of the Company as of and for the one month period ended December 31, 2004, and its report on the Company's predecessor, the automotive aftermarket business ("AAG") of Dana Corporation ("Dana"), for the eleven months ended November 30, 2004 and for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the one month period ended December 31, 2004 and through September 29, 2005 for the Company and the eleven-month period ended November 30, 2004 and the year ended December 31, 2003 for the Company's predecessor, AAG, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused PricewaterhouseCoopers to make reference thereto in its reports on the Company's financial statements for such years.

Except as described below, during the one month period ended December 31, 2004 and through September 29, 2005 for the Company and the eleven-month period ended November 30, 2004 and the year ended December 31, 2003 for the Company's predecessor, AAG, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

As more fully described in (i) Notes 2, 5 and 22 to the Company's financial statements as of December 31, 2004 and for the one month period then ended, (ii) Notes 2 and 22 to AAG's financial statements as of November 30, 2004 and for the eleven-month period then ended and for the year ended December 31, 2003, and (iii) Notes 2 and 13 to the Company's unaudited interim financial statements as of June 30, 2005 and for the six month period then ended, all of which are included in the Company's Form S-4 filed with the U.S. Securities and Exchange Commission on September 8, 2005, we have restated (i) the Company's financial statements as of December 31, 2004 and for the one-month period then ended, (ii) the AAG financial statements as of November 30, 2004 and for the eleven-month period then ended and for the year ended December 31, 2003, and (iii) the Company's unaudited interim financial statements as of March 31, 2005 and for the three-month period then ended for the following:

•	The purchase accounting related to the AAG acquisition to correct various opening balance sheet accounts with offsetting entries to goodwill and intangible assets; a cash discounts reserve to reflect the reserve established by AAG in connection with their restatement; the value of assets contributed to the business; and, in the statement of cash flows, the presentation of non-cash transactions;

•	The financial information included in the guarantor and non guarantor footnote to correct for the use of the equity method of accounting, rather than the cost method;

•	The classification of the loss on disposition of our Beck/Arnley foreign nameplate business as of March 31, 2005 to reflect it as a loss from continuing operations; and

•	The loss on disposition of Beck/Arnley as of March 31, 2005 to include an additional loss identified during our analysis of inter-company accounts.

A "material weakness" is defined as a control deficiency or combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The restatements noted above were a result of "material weaknesses" as of June 30, 2005, March 31, 2005 and December 31, 2004, as follows:

•	As of June 30, 2005, March 31, 2005 and December 31, 2004, the Company did not have effective controls over the recording of purchase accounting and did not have adequate resources to allow sufficient time for review and supervision over the application of generally accepted accounting principles in connection with the initial recording of purchase accounting entries, which failed to identify adjustments needed to record such purchase accounting entries.

•	As of June 30, 2005, March 31, 2005 and December 31, 2004, the Company did not have effective controls over the recording and review of our disclosures in our subsidiary guarantors and non guarantors footnote to the financial statements to ensure such disclosures were presented as required by Rule 3-10 of Regulation S-X.

•	As of June 30, 2005, March 31, 2005 and December 31, 2004, the Company did not have effective controls over the recording and reporting of non-routine, complex transactions and did not have adequate resources to allow sufficient time for review and supervision over reporting of non-routine, complex transactions in accordance with generally accepted accounting principles. More specifically, subsequent to the issuance of financial statements as of and for the quarter ended March 31, 2005, we identified a control deficiency related to the operation of our internal controls and procedures related specifically to our failure to properly classify and report the operating results of Beck/Arnley and the loss on disposition of Beck/Arnley as continuing operations due to the working capital loan and the contingent consideration received for the sale rather than as discontinued operations.

•	As of March 31, 2005 and December 31, 2004, the Company did not have effective controls over reconciliation and adjustment of our inter-company accounts. More specifically, subsequent to the issuance of financial statements as of and for the quarter ended March 31, 2005, we identified a control deficiency related to the operation of our internal controls and procedures related specifically to our failure to properly reconcile and adjust inter-company account balances related to the Beck/Arnley disposition prior to the preparation of such unaudited interim financial statements.

For a description of remediation efforts related to such material weaknesses, refer to the "Risks related to Controls and Procedures — Failure to maintain effective internal controls over financial reporting could have a material adverse effect on our business or operating results" section of the Form S-4 filed with the U.S. Securities and Exchange Commission on September 8, 2005. The Company has authorized PricewaterhouseCoopers to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of each of such material weaknesses.

The Company has provided PricewaterhouseCoopers a copy of the foregoing disclosures and requested that PricewaterhouseCoopers furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not PricewaterhouseCoopers agrees with the above statements. The Company has included the letter that is required from PricewaterhouseCoopers as an exhibit to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit 16.1        Letter from PricewaterhouseCoopers LLP dated October 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2005	AFFINIA GROUP INTERMEDIATE HOLDINGS INC.
	By:	/s/ Steven E. Keller
Name: Steven E. Keller Title: General Counsel